UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2007

Innovo Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed on October 19, 2006 and November 3, 2006, Innovo Group Inc. and its subsidiary, Joe’s Jeans, Inc. (collectively, the "Company"), entered into a Collateral Protection Agreement and a first amendment thereto ("CPA") with JD Holdings Inc. ("JD Holdings"), licensor for its Joe’s Jeans brand (the "Brand"). On April 13, 2007, the Company and JD Holdings entered into a Second Amendment to the CPA to amend Section 1.5.A of the CPA to change the date that it would have the CIT Collateral Documents (defined in the CPA as the Guaranty and Trademark Security Agreement between CIT Group/Commercial Services, Inc. ("CIT") and JD Holdings) terminated by CIT from April 13, 2007 to June 30, 2007.

Item 9.01 Financial Statements and Exhibits.

10.1 Second Amendment to Collateral Protection Agreement dated April 13, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovo Group Inc.

April 19, 2007	By:	/s/ Marc Crossman

Name: Marc Crossman
Title: Chief Executive Officer, President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Collateral Protection Agreement dated April 13, 2007